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                                                                  Exhibit (d)(2)

                                        1

CERTIFICATE NO.                                                         SHARES
   1                                                                     2,150

             ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND
                Organized Under the Laws of The State of Delaware
                   Auction Market Preferred Shares - Series M7
                            $.001 Par Value Per Share
                    $25,000 Liquidation Preference Per Share

                                                            Cusip No.00764C 20 8

     This certifies that Cede & Co. is the owner of 2,150 fully paid and non-assessable shares of Auction Market Preferred Shares - Series M7, $.001 par value per share, $25,000 liquidation preference per share, of Advent Claymore Convertible Securities and Income Fund (the "Fund") transferable only on the books of the Fund by the holder thereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the transfer agent and registrar.

     A statement in full, of all the designations, preferences, qualifications, limitations, restrictions and special or relative rights of the shares of each class authorized to be issued, will be furnished by the Fund to any shareholders upon request and without charge.

     IN WITNESS WHEREOF, the Fund has caused this Certificate to be signed by its duly authorized officers this 24th day of July 2003.

THE BANK OF NEW YORK                           ADVENT CLAYMORE CONVERTIBLE
As Transfer Agent and Registrar                SECURITIES AND INCOME FUND


By:                                            By:
       ------------------------                        ----------------------
       Authorized Signature                            President

                                               Attest:
                                                       ----------------------
                                                       Secretary

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                                        2

FOR VALUE RECEIVED,________________ hereby sells, assigns and transfers unto ________________________________________________________________________ Shares
represented by this Certificate, and do hereby irrevocably constitute and appoint ______________________ Attorney to transfer the said Shares on the books of the within named Fund with full power of substitution in the premises.

Dated ___________________,________

In presence of

_____________________________________   ________________________________________

     Shares of Auction Market Preferred Shares evidenced by this Certificate may be sold, transferred, or otherwise disposed of only pursuant to the provisions of the Fund's Agreement and Declaration of Trust and the Fund's Statement of Preferences.

     The Fund will furnish to any shareholder, upon request and without charge, the Fund's Agreement and Declaration of Trust and a full statement of the designations, preferences, limitations and relative rights of the shares of each class or series of capital stock of the Fund authorized to be issued, so far as they have been determined, and the authority of the Board of Trustees to determine the relative rights and preferences of subsequent classes or series. Any such request should be addressed to the Secretary of the Fund.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Fund or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

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                                        3

CERTIFICATE NO.                                                         SHARES
   1                                                                    2,150

             ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND
                Organized Under the Laws of The State of Delaware
                  Auction Market Preferred Shares - Series T28
                            $.001 Par Value Per Share
                    $25,000 Liquidation Preference Per Share

                                                            Cusip No.00764C 20 7

     This certifies that Cede & Co. is the owner of 2,150 fully paid and non-assessable shares of Auction Market Preferred Shares - Series T28, $.001 par value per share, $25,000 liquidation preference per share, of Advent Claymore Convertible Securities and Income Fund (the "Fund") transferable only on the books of the Fund by the holder thereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the transfer agent and registrar.

     A statement in full, of all the designations, preferences, qualifications, limitations, restrictions and special or relative rights of the shares of each class authorized to be issued, will be furnished by the Fund to any shareholders upon request and without charge.

     IN WITNESS WHEREOF, the Fund has caused this Certificate to be signed by its duly authorized officers this 24th day of July 2003.

THE BANK OF NEW YORK                           ADVENT CLAYMORE CONVERTIBLE
As Transfer Agent and Registrar                SECURITIES AND INCOME FUND


By:                                            By:
       ---------------------------                     ----------------------
       Authorized Signature                            President

                                               Attest:
                                                       ----------------------
                                                       Secretary

FOR VALUE RECEIVED, _______________________hereby sells, assigns and transfers unto ___________________________________________________ Shares represented by this Certificate, and do hereby irrevocably constitute and appoint ___________________________ Attorney to transfer the said Shares on the books of the within named Fund with full power of substitution in the premises.

Dated _________________, ________

In presence of
________________________________________  ______________________________________

     Shares of Auction Market Preferred Shares evidenced by this Certificate may be sold, transferred, or otherwise disposed of only pursuant to the provisions of the Fund's Agreement and Declaration of Trust and the Fund's Statement of Preferences.

     The Fund will furnish to any shareholder, upon request and without charge, the Fund's Agreement and Declaration of Trust and a full statement of the designations, preferences, limitations and relative rights of the shares of each class or series of capital stock of the Fund authorized to be issued, so far as they have been determined, and the authority of the Board of Trustees to determine the relative rights and preferences of subsequent classes or series. Any such request should be addressed to the Secretary of the Fund.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Fund or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

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                                        5

CERTIFICATE NO.                                                          SHARES
        1                                                                2,150

             ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND
                Organized Under the Laws of The State of Delaware
                   Auction Market Preferred Shares - Series W7
                            $.001 Par Value Per Share
                    $25,000 Liquidation Preference Per Share

                                                            Cusip No.00764C 20 6

     This certifies that Cede & Co. is the owner of 2,150 fully paid and non-assessable shares of Auction Market Preferred Shares - Series W7, $.001 par value per share, $25,000 liquidation preference per share, of Advent Claymore Convertible Securities and Income Fund (the "Fund") transferable only on the books of the Fund by the holder thereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the transfer agent and registrar.

     A statement in full, of all the designations, preferences, qualifications, limitations, restrictions and special or relative rights of the shares of each class authorized to be issued, will be furnished by the Fund to any shareholders upon request and without charge.

     IN WITNESS WHEREOF, the Fund has caused this Certificate to be signed by its duly authorized officers this 24th day of July 2003.

THE BANK OF NEW YORK                           ADVENT CLAYMORE CONVERTIBLE
As Transfer Agent and Registrar                SECURITIES AND INCOME FUND


By:                                            By:
       --------------------------                      ----------------------
       Authorized Signature                            President

                                               Attest:
                                                       ----------------------
                                                       Secretary

FOR VALUE RECEIVED,_____________________________ hereby sells, assigns and transfers unto______________________________________________ Shares represented by this Certificate, and do hereby irrevocably constitute and appoint ______________________________________________ Attorney to transfer the said
Shares on the books of the within named Fund with full power of substitution in the premises.

Dated  _______________, __________

In presence of

___________________________________________  ___________________________________

     Shares of Auction Market Preferred Shares evidenced by this Certificate may be sold, transferred, or otherwise disposed of only pursuant to the provisions of the Fund's Agreement and Declaration of Trust and the Fund's Statement of Preferences.

     The Fund will furnish to any shareholder, upon request and without charge, the Fund's Agreement and Declaration of Trust and a full statement of the designations, preferences, limitations and relative rights of the shares of each class or series of capital stock of the Fund authorized to be issued, so far as they have been determined, and the authority of the Board of Trustees to determine the relative rights and preferences of subsequent classes or series. Any such request should be addressed to the Secretary of the Fund.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Fund or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

CERTIFICATE NO.                                                         SHARES
   1                                                                    2,150

             ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND
                Organized Under the Laws of The State of Delaware
                  Auction Market Preferred Shares - Series TH28
                            $.001 Par Value Per Share
                    $25,000 Liquidation Preference Per Share

                                                            Cusip No.00764C 20 5

     This certifies that Cede & Co. is the owner of 2,150 fully paid and non-assessable shares of Auction Market Preferred Shares - Series TH28, $.001 par value per share, $25,000 liquidation preference per share, of Advent Claymore Convertible Securities and Income Fund (the "Fund") transferable only on the books of the Fund by the holder thereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the transfer agent and registrar.

     A statement in full, of all the designations, preferences, qualifications, limitations, restrictions and special or relative rights of the shares of each class authorized to be issued, will be furnished by the Fund to any shareholders upon request and without charge.

     IN WITNESS WHEREOF, the Fund has caused this Certificate to be signed by its duly authorized officers this 24th day of July 2003.

THE BANK OF NEW YORK                           ADVENT CLAYMORE CONVERTIBLE
As Transfer Agent and Registrar                SECURITIES AND INCOME FUND


By:                                            By:
       ---------------------------------               ----------------------
       Authorized Signature                            President

                                               Attest:
                                                       ----------------------
                                                       Secretary

FOR VALUE RECEIVED, ________________________________ hereby sells, assigns and transfers unto _________________________________________________________ Shares
represented by this Certificate, and do hereby irrevocably constitute and appoint _________________________________ Attorney to transfer the said Shares on the books of the within named Fund with full power of substitution in the premises.

Dated _____________________,___________

In presence of

_____________________________________  _________________________________________

     Shares of Auction Market Preferred Shares evidenced by this Certificate may be sold, transferred, or otherwise disposed of only pursuant to the provisions of the Fund's Agreement and Declaration of Trust and the Fund's Statement of Preferences.

     The Fund will furnish to any shareholder, upon request and without charge, the Fund's Agreement and Declaration of Trust and a full statement of the designations, preferences, limitations and relative rights of the shares of each class or series of capital stock of the Fund authorized to be issued, so far as they have been determined, and the authority of the Board of Trustees to determine the relative rights and preferences of subsequent classes or series. Any such request should be addressed to the Secretary of the Fund.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Fund or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.